                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 June 27, 1996
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                                 MEDIAX, INC.
               ----------------------------------------------------
               Exact Name of Registrant as Specified in its Charter

         Nevada                    0-23780                 84-1107138
---------------------------    ---------------  ---------------------------
State or Other Jurisdiction    Commission File  IRS Employer Identification
     of Incorporation              Number                   Number

       8522 National Boulevard, Suite 110, Culver City, California 90232
      -------------------------------------------------------------------
          Address of Principal Executive Offices, Including Zip Code

                               (310) 815-8002
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The following financial statements for MediaX, Inc. are filed herewith:

          Report of Independent Certified Public Accountants     F-1

          Balance Sheets as of June 27, 1996 and
          December 31, 1995                                      F-2

          Statement of Changes in Stockholders' Equity
          for the period from January 1, 1994 to
          June 27, 1996                                          F-3

          Statements of Operations for the period from
          January 1, 1996 to June 27, 1996, and for the
          years ended December 31, 1995 and
          December 31, 1994                                      F-4

          Statements of Cash Flows for the period from
          January 1, 1996 to June 27, 1996, and for the
          years ended December 31, 1995 and
          December 31, 1994                                  F-5 and F-6

          Notes to Financial Statements                      F-7 to  F-9

     (b) PROFORMA FINANCIAL INFORMATION. The following pro forma financial information for MediaX, Inc. are filed herewith:

          Unaudited Pro Forma Combined Financial
          Information                                       S-1

          Pro Forma Combined Balance Sheet                  S-1

          Pro Forma Combined Statements of Operations       S-2

     (c) EXHIBITS.

         Exhibit 10 Agreement and Plan of Reorganization Among Zeitgeist Werks, Inc., Zeitgeist, Inc., MediaX, Matthew MacLaurin, Gaben Chancellor and Assisi Limited Partnership*

         Exhibit 10.1 Addendum to Agreement and Plan of Reorganization Dated June 13, 1996*
_______________

*  Previously filed

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
MediaX, Inc.

We have audited the accompanying balance sheets of MediaX, Inc. at June 27, 1996 and December 31, 1995, and the related statements of changes in stockholders' equity, operations and cash flows for the period from January 1, 1996 to June 27, 1996 and the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MediaX, Inc. at June 27, 1996 and December 31, 1995, and the results of its operations and cash flows for the period from January 1, 1996 to June 27, 1996 and the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.

                             /s/ Davis & Co., CPAs, P.C.
                             ------------------------------------
                                  Davis & Co., CPAs, P.C.
                                  Certified Public Accountants
Englewood, Colorado
February 20, 1997

                               MEDIAX, INC.
                              Balance Sheets
                                               June 27,     Dec. 31,
                                                 1996         1995
ASSETS                                         --------     --------
Current assets
 Cash and cash equivalents                     $ 41,991     $  8,611
 Accounts receivable                                450       27,350
 Prepaid expenses                                 1,298        1,298
                                                 43,739       37,259

Property, plant and equipment
 Computer equipment                             164,255      124,539
 Software                                        61,344       32,216
 Furniture and fixtures                           2,998        2,998
                                                228,597      159,753
 Less accumulated depreciation                  (76,080)     (48,990)
                                                152,517      110,763
Other assets
 Deposits                                           436          436
 Organization costs                               4,725        4,725
 Accumulated amortization - organization
  costs                                          (1,024)        (551)
                                                  4,137        4,610
                                               --------     --------
                                               $200,393     $152,632
LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities
  Note payable - Zeitgeist, Inc.               $  5,150     $     --
  Accounts payable - trade                       57,413       18,761
  Advances from officers                         28,975       13,075
  Accrued payroll                                18,430           --
  Capital lease - current portion                15,190       15,074
                                                125,158       46,910
Capital lease - net of current portion            8,249       13,690

Commitment, contingency and subsequent
 event (Notes 3 and 5)

Stockholders' equity
 Preferred stock, no par value per share;
  4,000,000 shares authorized and no
  shares issued

Common stock, no par value per share;
 10,000,000 shares authorized; 100,000
 shares issued and outstanding                   75,086       75,086

Retained earnings                                (8,100)      16,946
                                                 66,986       92,032
                                               --------     --------
                                               $200,393     $152,632

The accompanying notes are an integral part of this statement.

                                MEDIAX, INC.
                Statement of Changes in Stockholders' Equity
            For the period from January 1, 1994 to June 27, 1996

                            Partners'   Common Stock    Retained
                             Capital  Shares    Amount  Earnings   Total
                            --------  -------  -------  --------  -------
Balance, January 1, 1994    $ (6,492)          $         $       $  6,492)

Net income for the year
ended December 31, 1994      212,590                              212,590

Partner distributions for
the year ended December
31, 1994                     (95,236)                             (95,236)

Capital contributed
during the year ended
December 31, 1994              4,000                                4,000
                            --------  -------  -------  --------  -------
Balance December 31, 1994    114,862                              114,862

Net income for the period
from January 1, 1995
to May 31, 1995               16,648                               16,648

Partner distributions for
the period January 1,
1995 to May 31, 1995         (61,424)                             (61,424)

Tax-free incorporation
of partnership effective
June 1, 1995                 (70,086) 100,000   70,086                 --

Additional capital contri-
buted in September 1995
by stockholders for
no consideration                                 5,000              5,000

Net income for the period
from June 1, 1995
to December 31, 1995                                     16,946    16,946
                            --------  -------  -------  --------  -------
Balance December 31, 1995             100,000   75,086   16,946    92,032

Net (loss) for the
period from January 1,
1996 to June 27, 1996                                   (25,046)  (25,046)
                            --------  -------  -------  --------  -------
Balance June 27, 1996       $     --  100,000  $75,086  $(8,100)  $66,986

The accompanying notes are an integral part of this statement.

                                 MEDIAX, INC.
                           Statements of Operations

                                       For Jan. 1,     Year        Year
                                         1996 to       Ended       Ended
                                        June 27,      Dec. 31,    Dec. 31,
                                          1996         1995        1994
                                        --------     --------     --------
SALES/COST OF SALES
 Sales                                  $389,289     $897,602     $556,866
 Cost of sales                           268,346      500,879      213,096
                                        --------     --------     --------
 Gross profit                            120,943      396,723      343,770

GENERAL AND ADMINISTRATIVE EXPENSES
 Amortization                              9,776        5,848        2,989
 Bad debt expense                             --          513        5,098
 Depreciation                             27,108       26,602       14,056
 Dues and subscriptions                    1,255        2,157           98
 Equipment rent                            1,448        7,368       11,215
 Insurance                                 3,359        2,451        1,446
 Legal and accounting                     29,964       29,693       10,225
 Maintenance and repairs                     699        1,197        6,172
 Miscellaneous                             1,520        1,174        4,376
 Office expense                            3,225        7,052        3,162
 Postage and shipping                      1,709        3,346        1,961
 Promotions                                4,161          165           --
 Rent                                      8,224       15,250       12,505
 Salaries                                 26,750      194,364       21,045
 Supplies                                 13,556       32,015       22,150
 Taxes - payroll                           2,538       13,080        2,163
 Taxes - other                               800        2,355          392
 Telephone                                 2,489        5,490        6,011
 Travel                                    1,903        7,812        4,710
                                        --------     --------     --------
                                         140,484      357,932      129,774
OTHER INCOME (EXPENSES)
 Interest income                           1,165          618          398
 Interest expense                         (5,816)      (1,597)
 Gain on sale of equipment                  (383)
 Other income                                 48
 Other expenses                             (519)      (4,218)      (1,804)
                                          (5,505)      (5,197)      (1,406)
                                        --------     --------     --------
Net income                              $(25,046)     $33,594     $212,590

The accompanying notes are an integral part of this statement.

                               MEDIAX, INC.
                         Statements of Cash Flows

                                       For Jan. 1,     Year        Year
                                         1996 to       Ended       Ended
                                        June 27,      Dec. 31,    Dec. 31,
                                          1996         1995         1994
                                        --------     --------     --------
Cash Flows from Operating Activities
 Net income                             $(25,046)    $ 33,594     $212,590
 Adjustment to reconcile net cash
  provided by operating activities
   Gain on sale of fixed assets              383           --           --
   Amortization                            9,776        5,848        2,989
   Depreciation                           27,108       26,602       14,056
   Changes in assets and liabilities
    (Increase) decrease in accounts
     receivable                           26,900       11,654      (39,004)
    (Increase) decrease in prepaid
     expenses                                 --       (1,298)          --
    (Increase) decrease in other
     assets                                   --       (4,725)        (436)
    Increase (decrease) in accounts
     payable                              38,652        9,741        9,020
    Increase (decrease) in accrued
     payroll                              18,430           --           --
    Increase in advances from officers    15,900       13,075           --

     Net cash provided by operating
      activities                         112,103       94,491      199,215

Cash Flows from Investing Activities
 Purchase of fixed assets                (83,148)     (46,182)     (78,107)
 Proceeds from sale of fixed assets        4,600           --           --

     Net cash (used) by investing
      activities                         (78,548)     (46,182)     (78,107)

Cash Flow from Financing Activities
 Distributions to partners                            (61,423)     (95,236)
 Principal payments on short term loans                             (9,560)
 Principal payments on capital lease      (5,325)      (6,003)          --
 Additional capital contributed
  by stockholders                                       5,000
 Capital contributions from partners          --           --        4,000
 Proceeds from note payable -
  Zeitgeist, Inc.                          5,150           --           --
     Net cash (used) by financing
      activities                            (175)     (62,426)    (100,796)

The accompanying notes are an integral part of this statement.

                                MEDIAX, INC.
                          Statements of Cash Flows
                                 (Page 2)

                                       For Jan. 1,    Year         Year
                                         1996 to      Ended        Ended
                                        June 27,     Dec. 31,     Dec. 31,
                                          1996         1995         1994
                                        --------     --------     --------
Increase (decrease) in cash and
 cash equivalents                         33,380      (14,117)      20,312

Cash and cash equivalents, beginning
 of period                                 8,611       22,728        2,416

Cash and cash equivalents, end
 of period                               $41,991      $ 8,611      $22,728

Supplemental Disclosures of Cash Flow
 Information
  Cash paid during the year for:
   Interest                              $ 5,816      $ 1,597      $    --

  Non-cash Investing and Financing
   Activities:
    Capitalized lease obligations
     incurred for the lease of
     new equipment                       $    --      $34,767      $    --

    Tax-free incorporation of
     partnership effective
     June 1, 1995, $70,086 of
     net assets contributed in
     exchange for common stock           $    --      $70,086      $    --

The accompanying notes are an integral part of this statement.

                                MEDIAX, INC.
                       Notes to Financial Statements
                               June 27, 1996

Note 1:  SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies are as follows:

a.   ORGANIZATION

     The Company was incorporated as Dog Star, Inc. under the laws of the State of California on June 1, 1995. On September 1, 1996 the Company's Articles of Incorporation were amended to change its name to MediaX, Inc. (the "Company"). From inception (June 1993) to May 31, 1995, the Company's activities were conducted in partnership form under the name Mediatrix, a California partnership. Effective June 1, 1995 the predecessor partnership underwent a tax-free incorporation pursuant to Sec. 351 of the Internal Revenue Code. The financial statements, herein, reflect the predecessor partnership's activity for the period January 1, 1994 to May 31, 1995.

     The Company is an interactive multimedia on-line entertainment, development and publishing company which produces interactive graphics-oriented master cd-roms to specific customer requirements. The Company's customers are typically large computer software producers who sell to retailers.

b.   CASH AND CASH EQUIVALENTS

     For purposes of the statement of cash flows, cash and cash equivalents consist of demand deposits in banks. Cash equivalents are carried at cost which approximates market.

c.   PROPERTY AND EQUIPMENT

     Expenditures for property and equipment are capitalized at cost. Expenditures for maintenance, repairs and other renewals of items are charged to expense. The provision for depreciation is calculated using straight-line and accelerated methods based upon estimated useful lives as follows:

          Computer equipment       -   5 years
          Software                 -   3 years
          Furniture and fixtures   -   7 years

d.   INCOME TAXES

     The Company is currently in the form of a sub-chapter S corporation and all income tax liabilities flow through to the shareholders. The predecessor entity was a partnership which was also a "flow-through" entity whereby all tax liabilities flowed through to the individual partners. Therefore, the Company has not made any provisions for income tax.

e.   ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.
Accordingly, actual results could differ from those estimates.

                               MEDIAX, INC.
                       Notes to Financial Statements
                               June 27, 1996

Note 2:  PREFERRED STOCK

     The Company is authorized to issue 4,000,000 shares of preferred stock with no par value. The preferred stock may be issued by the Board of Directors in one or more series. The Board shall determine the distinguishing features of each, including preferences and rights and restrictions, by resolution upon the establishment of such series. No preferred shares have been issued as of the present date.

Note 3:  COMMITMENT AND CONTINGENCIES

     a.   Capital Lease Commitment

          The Company leases equipment under two capital lease agreements. Required minimum lease payments under these agreements by year equipment reconciled to the present value of net minimum capital lease payments as of June 27, 1996 are as follows:

          YEAR                                        CAPITAL
          1997                                        $19,144
          1998                                          6,583
          1999                                          2,743
          2000                                             --
          2001                                             --
          Total minimum lease payments                 28,470
          Less: estimated amount representing
           interest                                    (5,031)
          Present value of net minimum capital
           lease payments                              23,439
          Less: current portion                       (15,190)
          Long-term obligations under capital
           lease at June 27, 1996                     $ 8,249

     b.   Sales Tax Contingency

          The Company does not pay or charge sales taxes to its customers.
The state of California has indicated that it believes state sales taxes are applicable to the Company's sales. The Company's position is that it does not believe sales taxes are applicable to the Company's sales and therefore it has not collected any sales taxes from its customers. The ultimate outcome of this matter cannot be predicted. No amounts have been accrued in the financial statements, herein, for any sales taxes which might ultimately be determined to be owed. If sales taxes were to be owed on all of the Company's California sales to date, approximately $134,000 of such sales taxes would be due, plus any applicable interest and penalties.

Note 4:  RELATED PARTY TRANSACTIONS

     a. The Company rents its office space on a month-to-month basis for $1,298 per month. The space is being sublet to the Company by the Company's Executive Vice-President's brother.

                            MEDIAX, INC.
                    Notes to Financial Statements
                           June 27, 1996

Note 4:  RELATED PARTY TRANSACTIONS (CONTINUED)

     b.   In 1996 the Company issued a note payable to Zeitgeist, Inc. (see
Note 5a.) for $5,150 for advances received. As of June 27, 1996 the note had not been repaid.

     c. The "advances from officers" in the balance sheet, herein, represent non-interest bearing, unsecured working capital advances. The advances are due on demand and are expected to be repaid by June 1997.

Note 5:  SUBSEQUENT EVENT

     a.   EXCHANGE OF COMMON STOCK

          Effective June 28, 1996, the Company merged with Zeitgeist, Inc. (formerly Edinburgh Capital, Inc.), a publicly-held company. In connection with this agreement, the stockholders of MediaX, Inc. received 2,037,500 shares of Zeitgeist, Inc. common stock in exchange for all of MediaX, Inc. outstanding common stock. As a result of this transaction, the Company's shareholders own 16% of the outstanding common shares of Zeitgeist, Inc. on June 28, 1996.

Note 6:  MAJOR CUSTOMERS

     Each year the Company's revenues are typically generated from two to three major customers located throughout the United States. These customers usually change from year to year so that the Company believes it is not dependent upon any one customer but rather must continually seek new customers each year.

                               MEDIAX, INC.
                      (A Development Stage Company)
              Unaudited Pro Forma Combined Financial Information

     The following unaudited pro forma combined balance sheet and statement of operations present the combined financial position and operations of MediaX, Inc. and Zeitgeist, Inc. at December 31, 1995 and for the period from inception (January 1, 1994) to December 31, 1995 and for the years ended December 31, 1995 and 1994. This unaudited pro forma information gives effect to the acquisition which occurred on June 27, 1996 as discussed in Note 5b. to the financial statements. No unaudited pro forma adjustments were considered necessary. This unaudited pro forma combined information should be read in conjunction with the June 27, 1996 financial statements and notes presented therein.

                                MEDIAX, INC.
                     Pro Forma Combined Balance Sheet
                            December 31, 1995
                               (Unaudited)
                                                   ZEITGEIST
                                  HISTORICAL         WERKS    UNAUDITED
                                                   INC.(FKA:  PRO FORMA
                               MEDIAX  ZEITGEIST,  EDINBURGH  COMBINED
                                          INC.      CAPITAL)     (A)
                              --------  --------   --------   --------
Assets
 Cash                         $  8,611  $229,794   $  1,360   $239,765
 Accounts receivable            27,350        --         --     27,350
 Note receivable - officer          --    50,000         --     50,000
 Property, plant and
  equipment (net)              110,763                   --    110,763
 Other                           5,908       344         --      6,252
                              --------  --------   --------   --------
 Total assets                 $152,632  $280,138   $  1,360   $434,130

Liabilities
 Accounts payable - trade     $ 18,761  $  3,765   $    351   $ 22,877
 Accrued liabilities            13,075    13,511     19,250     45,836
 Note payable                   28,764   300,000         --    328,764
 Total liabilities              60,600   317,276     19,601    397,477

Equity
 Common stock                   75,086       100    249,823    325,009
 Retained earnings (deficit)    16,946   (37,238)  (268,064)  (288,356)
 Total equity (deficit)         92,032   (37,138)   (18,241)    36,653
                              --------  --------   --------   --------
Total liabilities and equity  $152,632  $280,138   $  1,360   $434,130

                              MEDIAX, INC.
                      (A Development Stage Company)
                Pro Forma Combined Statements of Operations
                               (Unaudited)
                                                   ZEITGEIST
                                  HISTORICAL         WERKS    UNAUDITED
                                                   INC.(FKA:  PRO FORMA
                               MEDIAX  ZEITGEIST,  EDINBURGH  COMBINED
                                        INC.(B)     CAPITAL)     (A)
                               ------  ---------   ---------  ---------
For the period from incep-
tion (August 15, 1986) to
December 31, 1995:
 Gross profit                 $740,493  $     --   $  26,662  $740,493
 General and administrative
  expenses                    $494,309  $ 37,238   $ 294,726  $531,547
 Net income (loss)            $246,184  $(37,238)  $(268,064) $208,446
 Net income per common
  share                                                       $   (.08)

For the year ended
December 31, 1995:
 Gross profit                 $396,723  $     --   $      --  $396,723
 General and administrative
  expenses                    $363,129  $ 37,238   $  23,972  $424,339
 Net income (loss)            $ 33,594  $(37,238)  $ (23,972) $(27,616)
 Net (loss) per common
  share                                                       $   (.04)

(A) As adjusted for February 23, 1996 3.13 for one forward stock split of Zeitgeist Werks, Inc.

(B)  Zeitgeist, Inc. was incorporated on March 30, 1995 (inception).

The accompanying notes are an integral part of this statement.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   MEDIAX, INC.

Dated: May 7,                      By /s/ Nancy Poertner
                                      Nancy Poertner, President